UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2005

NEXT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of Principal Executive Offices) (Zip Code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On November 16, 2005, Next, Inc. (the “Registrant”) announced the retirement of William B. Hensley III as its President, Chief Executive Officer and Chief Operating Officer.  Mr. Hensley’s retirement is effective November 16, 2005.

(c)

The Registrant also announced that Robert M. Budd has been appointed President and Chief Executive Officer effective November 16, 2005.  From 1998 to 2004, Mr. Budd served as a founding partner of TBA Management Services (“TBA”), a consulting firm specializing in management advisory services.  While with TBA, Mr. Budd worked in various capacities with both public and private companies in diverse industries, and his duties included fulfilling the roles of Chief Executive Officer and Chief Financial Officer within, and completing ground up assessments to identify strengths and weaknesses of, these companies and spearheading the subsequent sales of entire companies and selected divisions.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press release by Next, Inc. dated November 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

November 16, 2005

By:   /s/ Charles L. Thompson

Charles L. Thompson,

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Press release by Next, Inc. dated November 16, 2005.